UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Citigroup Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 21, 2020.

CITIGROUP INC.

CITIGROUP INC.

3800 CITIGROUP CENTER DRIVE
BLDG G, MAIL ZONE G3-23
TAMPA, FL 33610-9122

Meeting Information*
Meeting Type:	Annual Meeting
For Holders as of:	February 24, 2020
Date: April 21, 2020	Time: 9:00 a.m.
Location:	George R. Brown Convention Center
1001 Avenida de las Americas
Houston, Texas 77010

*Depending on concerns about the coronavirus or COVID-19, we might hold a Virtual Annual Meeting instead of holding the meeting in Texas. The Company would publicly announce a determination to hold aVirtual Annual Meeting in a press release available at http://www.citigroup.com as soon as practicable before the meeting. In that event, the 2020 Annual Meeting of Stockholders would be conducted solely virtually, at the above date and time, via live audio webcast. You or your proxyholder could participate, vote and examine our stocklist at the Virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/CITI2020 and using your 16 digit control number, but only if the meeting is not held in Texas.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow ➔  XXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com, or scan the QR code below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔  XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded.

Please make the request as instructed above on or before April 7, 2020 to facilitate timely delivery.

SCAN TO VIEW MATERIALS & VOTE

How To Vote

Please Choose One of the Following Voting Methods

Vote by Internet: To vote now by Internet, go to www.proxyvote.com or from a mobile phone scan the QR code above. Have the information that is printed in the box marked by the arrow ➔  XXXX XXXX XXXX XXXX  available and follow the instructions.

Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote in Person: You must have government-issued photo identification and an admission ticket to be admitted. Please review the proxy materials for additional information on what you may need to bring with you to gain access to the meeting. At the meeting, you will need to request a ballot to vote these shares.

Shareholder Meeting Registration: You must register to attend Citi's 2020 Annual Meeting. Please go to the "Register for Meeting" link at www.proxyvote.com to register and print your admission ticket.

Vote by Phone: Call the number on your proxy card or the number on your voter instruction form. You will need the 16-digit number included in your proxy card, vote instruction form, or Notice.

Voting Items

The Board of Directors recommends a vote FOR Proposals 1 through 4.

1.	Proposal to elect 16 Directors:

	1a.	Michael L. Corbat

	1b.	Ellen M. Costello

	1c.	Grace E. Dailey

	1d.	Barbara J. Desoer

	1e.	John C. Dugan

	1f.	Duncan P. Hennes

	1g.	Peter B. Henry

	1h.	S. Leslie Ireland

	1i.	Lew W. (Jay) Jacobs, IV

	1j.	Renée J. James

	1k.	Gary M. Reiner

	1l.	Diana L. Taylor

	1m.	James S. Turley

	1n.	Deborah C. Wright

	1o.	Alexander R. Wynaendts

	1p.	Ernesto Zedillo Ponce de Leon
2.	Proposal to ratify the selection of KPMG LLP as Citi's independent registered public accounting firm for 2020.

3.	Advisory vote to approve Citi's 2019 Executive Compensation.

4.	Approval of Additional Authorized Shares Under the Citigroup 2019 Stock Incentive Plan.

The Board of Directors recommends a vote AGAINST Proposals 5 through 7.

5.	Stockholder proposal requesting an amendment to Citi’s proxy access by-law provisions pertaining to the aggregation limit.

6.	Stockholder proposal requesting that the Board review Citi’s governance documents and make recommendations to shareholders on how the "Purpose of a Corporation" signed by Citi’s CEO can be fully implemented.

7.	Stockholder proposal requesting a report disclosing information regarding Citi's lobbying policies and activities.